SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

                       Date of Report: FEBRUARY 12, 2004

                       Commission File Number: 000-18053

                                   LASERSCOPE

             (Exact name of Registrant as specified in its charter)

              CALIFORNIA                               77-0049527
   (State or other jurisdiction of        (I.R.S. Employer Identification No.)
    incorporation or organization)


                               3070 ORCHARD DRIVE
                            SAN JOSE, CA 95134-2011
                    (Address of principal executive offices)

                                 (408) 943-0636
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
         (Former name or former address, if changed since last report)




ITEM 7(c). EXHIBITS

      99.1 Press release dated February 12, 2004.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

      On February 12, 2004, Laserscope issued a press release announcing its financial results for the quarter and fiscal year ended December 31, 2003. A copy of the release is attached as Exhibit 99.1 and incorporated by reference herein.

      The information in this Form 8-K and the Exhibit attached hereto is being furnished pursuant to Item 12, Results of Operations and Financial Condition. It shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended or the Exchange Act, regardless of any general incorporation language in such filing.

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     LASERSCOPE
                                     (Registrant)

Date:  February 12, 2004             By: /s/ Dennis LaLumandiere
                                     -------------------------------------
                                     Dennis LaLumandiere
                                     Vice President, Finance,
                                     Chief Financial Officer and Secretary

                               INDEX TO EXHIBITS

EXHIBIT

NUMBER            DESCRIPTION
------            -----------

99.1              PRESS RELEASE DATED FEBRUARY 12, 2004.